UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2022

AUBURN NATIONAL BANCORPORATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26486	63-0885779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Gay Street, P.O. Drawer 3110, Auburn, Alabama 36831-3110

(Addresses of Principal Executive Offices, including Zip Code)

(334) 821-9200

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	AUBN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On February 22, 2022, Auburn National Bancorporation, Inc. (the “Company”) reported that its wholly owned subsidiary, AuburnBank (the “Bank”), had entered into an Agreement of Purchase and Sale (the “Agreement”) with Ram Auburn Hospitality Four, LLC (the “Purchaser”) for the sale (the “Sale”) of approximately 0.85 acres of land located next to the Company’s headquarters in Auburn, Alabama. The Sale includes all appurtenances, privileges, development and rights (collectively with the land, the “Property”).

Item 8.01	Other Events

On October 13, 2022, the Company closed the Sale at the agreed upon purchase price of $4.26 million. Although not all invoices have been received, after prorations, closing costs and costs of demolishing the Bank’s former main office building, the Company estimates that the sale will result in a pre-tax gain of $3.3 million.

Cautionary Notice Regarding Forward-Looking Statements

The above description contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, including, without limitation, statements about the estimated pre-tax gain on the Sale on an aggregate and per share basis. Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements, with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond the Company’s control, and which may cause the actual results, performance, achievements, or financial condition of the Company or the Bank to be materially different from future results, performance, achievements, or financial condition expressed or implied by such forward-looking statements. You should not expect the Company to update any forward-looking statements.

All written or oral forward-looking statements attributable to the Company are expressly qualified in their entirety by this cautionary notice, together with those risks and uncertainties described in the Company’s annual report on Form 10-K for the year ended December 31, 2021 and otherwise in the Company’s other SEC reports and filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUBURN NATIONAL BANCORPORATION, INC.
(Registrant)

/s/ Robert W. Dumas
Robert W. Dumas
Chairman, President and CEO

Date: October 17, 2022

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